UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 11, 2016

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On January 11, 2016, Pacific Biosciences of California, Inc. (the “Company”) provided an update regarding its launch of the Sequel™ System, which was launched in October 2015. A copy of the press release containing the announcement is included as Exhibit 99.1 and is incorporated herein by reference.

Dr. Hunkapiller will provide details on the Company’s progress on Tuesday, January 12, at 1:30 p.m. Pacific Standard Time to attendees of the JP Morgan 34th Annual Healthcare Conference taking place in San Francisco. The discussion will be webcast live and will be available for replay at Pacific Biosciences’ website at http://investor.pacificbiosciences.com/events.cfm.

This information, as well as Exhibit 99.1, is intended to be furnished under Item 7.01 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated January 11, 2016 titled “Pacific Biosciences Provides Update on Launch of New Sequel System”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes
Susan K. Barnes
Executive Vice President, Chief Financial Officer & Principal Accounting Officer

Date: January 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 11, 2016 titled “Pacific Biosciences Provides Update on Launch of New Sequel System”.